EXHIBIT 32

Certification of Chief Executive Officer and Chief Financial Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Portal Software, Inc. (the “Company”) on Form 10-K for the period ended January 28, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David S. Labuda, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) Except for the failure to (i) timely file the Annual Report on Form 10-K, (ii) complete and timely file in the Annual Report on Form 10-K management’s assessment of the effectiveness of internal control over financial reporting at January 28, 2005, (iii) file the associated report of the Company’s independent registered public accounting firm, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 8, 2006

By:	/s/ DAVID S. LABUDA
David S. Labuda
Chief Executive Officer (Principal Executive Officer)

In connection with the Annual Report of Portal Software, Inc. (the “Company”) on Form 10-K for the period ended January 28, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Maury Austin, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) Except for the failure to (i) timely file the Annual Report on Form 10-K, (ii) complete and timely file in the Annual Report on Form 10-K management’s assessment of the effectiveness of internal control over financial reporting at January 28, 2005, (iii) file the associated report of the Company’s independent registered public accounting firm, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 8, 2006

By:	/s/ MAURY AUSTIN
Maury Austin
Chief Financial Officer (Principal Financial and Accounting Officer)